Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of 5V, Inc. (the "Company") on Form 10-K for the fiscal year ended September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jun Jiang, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jun Jiang
Jun Jiang
President Principal Executive Officer Principal Financial and Accounting Officer
January 15, 2013